Non-Controlling Interest	12 Months Ended
Dec. 31, 2024
Non Controlling Interests Disclosure [Abstract]
Non-controlling Interest

NOTE 23. NON-CONTROLLING INTEREST

On September 26, 2024, Precision formed a Partnership with two Indigenous partners to provide well servicing operations in northeast British Columbia. Precision contributed $4 million in assets to the Partnership. Gross revenues and gross assets relating to Non-Controlling Interests (NCI) in 2024 were $1 million (2023 – nil) and $9 million (2023 – nil) respectively. Gross earnings relating to NCI was $0.3 million (2023 – nil) in 2024.

Precision holds a controlling interest (50.1%) in the Partnership and the portions of the net earnings and equity not attributable to Precision's controlling interest are shown separately as NCI in the consolidated statements of net earnings and consolidated statements of financial position.